UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2010

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Kansas City Southern ("KCS" or the "Company") is furnishing under Item 7.01 of this Current Report on Form 8-K the following information. On January 25, 2010, Oscar del Cueto Cuevas, the Vice President of Operations for Kansas City Southern de México, S.A. de C.V. ("KCSM"), a wholly-owned subsidiary of the Company, was cited by various media sources regarding statements made at Railtec 2010 in Monterrey, Mexico.

Mr. del Cueto was cited in a Bloomberg Market Magazine article titled "Mexico Railroad Rights Dispute Is Close to Solution," referring to KCSM as follows:

"Kansas City Southern will increase investments in Mexico 15 percent this year to $121 million, mostly to improve infrastructure, del Cueto said. Cargo volumes for the company may rise 10 percent this year after a 24 percent decline in 2009, he said."

Mr. del Cueto was also cited in a Bloomberg Market Magazine article titled "Kansas City Southern De Mexico to Invest $121 Million in 2010," as follows:

"Kansas City Southern de Mexico, the Mexican rail unit of Kansas City Southern, plans to invest $121 million in 2010, said Oscar del Cueto, vice president of operations in Mexico.

The company will invest $80 million of the total budget in infrastructure, Del Cueto said during a railroad conference in Monterrey."

Mr. del Cueto was also cited in other media sources and articles disclosing the same information. By furnishing these statements under Item 7.01, the Company is not confirming the accuracy of these statements attributed to Mr. del Cueto.

Item 8.01 Other Events.

KCS is furnishing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release dated January 25, 2010, announcing the change of time of its fourth quarter and year-end 2009 financial results presentation.

Item 9.01 Financial Statements and Exhibits.

News Release issued by Kansas City Southern, dated January 25, 2010, entitled "KCS Announces Revised Conference Call Time for Fourth Quarter Earnings Release" is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

January 27, 2010	By:	/s/ Brian P. Banks

Name: Brian P. Banks
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release issued by Kansas City Southern, dated January 25, 2010, entitled "KCS Announces Revised Conference Call Time for Fourth Quarter Earnings Release."